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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest reported)        April 15, 2003
                                           -------------------------------------



                                MPSI Systems Inc.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                 0-11527                 73-1064024
------------------------------   ---------------   ----------------------------
  (State or other jurisdiction     (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)



      4343 South 118th East Avenue, Tulsa, Oklahoma              74146
-------------------------------------------------------     -----------------
      (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code        918-877-6774
                                                   -----------------------------



                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99.1 - Press release issued by MPSI Systems Inc. on April 15, 2003.

ITEM 9. REGULATION FD DISCLOSURE

                   In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

                   On April 15, 2003, MPSI Systems Inc. issued a press release providing financial results for MPSI's fiscal year ended December 31, 2002, along with the announcement of a change in the Chief Executive Officer of the Company. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      MPSI Systems Inc.
                                            ------------------------------------
                                                         (Registrant)



                April 15, 2003                       /s/  James C. Auten
         ---------------------------        ------------------------------------
                   (Date)                                (Signature)


                                                      James C. Auten
                                            ------------------------------------
                                                (Name of Authorized Signatory)


                                                      Chief Financial Officer
                                            ------------------------------------
                                                            (Title)



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                                INDEX TO EXHIBITS




   EXHIBIT
   NUMBER      DESCRIPTION
   -------     -----------
   99.1   -    Press release issued by MPSI Systems Inc. on April 15, 2003.